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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)        July 23, 2003
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                               AVON PRODUCTS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
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                 (State or Other Jurisdiction of Incorporation)


               1-4881                                  13-0544597
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       (Commission File Number)            (IRS Employer Identification No.)


                          1345 Avenue of the Americas
                         New York, New York 10105-0196
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              (Address of Principal Executive Offices) (Zip Code)


                                 (212) 282-5000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 9.         Regulation FD Disclosure

1. The following information is furnished pursuant to Item 9, "Regulation FD Disclosure," and Item 12, "Disclosure of Results of Operations and Financial Condition."

                On July 23, 2003, Avon issued a press release announcing its results of operations for the second quarter of 2003. The press release included Avon's consolidated statements of income and a supplemental schedule that provided additional information regarding Avon's regional results and category sales, each for the three-month and six-month periods ending June 30, 2003. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AVON PRODUCTS, INC.



Dated:   July 23, 2003                 By:   /s/ Gilbert L. Klemann, II
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                                       Name:    Gilbert L. Klemann, II
                                       Title:   Senior Vice President,
                                                General Counsel and Secretary






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                                 EXHIBIT INDEX



EXHIBIT NO.     DESCRIPTION
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99.1            Press Release of Avon Products, Inc., dated July 23, 2003.